Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income
Net realized gains (losses) on redemptions and sale of gold and silver bullion	$ 759	$ (16,398)
Change in unrealized gains (losses) on gold and silver bullion	1,026,156	455,536
Total income	1,026,915	439,138
Expenses
Management fees (note 8)	14,766	11,015
Bullion storage fees	1,686	7,285
Sales tax	1,311	370
Legal fees	321	96
Unitholder reporting costs	162	218
Listing and regulatory filing fees	165	340
Administrative fees	262	187
Audit fees	176	134
Independent Review Committee fees	12	11
Custodial fees	5	11
Trustee fees	5	4
Net foreign exchange gains (losses)	1	(1)
Total expenses	18,872	19,670
Net income (loss) and comprehensive income (loss)	$ 1,008,043	$ 419,468
Weighted average number of Units	209,428,881	196,664,619
Increase (decrease) in total equity from operations per Unit	$ 4.81	$ 2.13